SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement       [  ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12


                     SEACOAST BANKING CORPORATION OF FLORIDA
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:__________

       _________________________________________________________________________

   (2) Aggregate number of securities to which transaction applies:_____________

       _________________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

       _________________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:_________________________

   (5) Total fee paid:__________________________________________________________


   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.______________

       _________________________________________________________________________

   (1)  Amount previously paid:_________________________________________________

   (2) Form, Schedule or Registration Statement No.:____________________________

   (3) Filing Party:____________________________________________________________

   (4) Date Filed:______________________________________________________________

[OBJECT OMITTED]



                                                        March 18, 2003


TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"), which will be held at the Port St. Lucie Community Center, 2195 S.E. Airoso Boulevard, Port St. Lucie, Florida, on Thursday, May 1, 2003, at 3:00 P.M., Local Time (the "Meeting").

     Enclosed are the Notice of Meeting, Proxy Statement, Proxy and our 2002 Annual Report to Shareholders (the "Annual Report"). At the Meeting, you will be asked to consider and vote upon various proposals, which are outlined in the Notice of Meeting, and which are described in detail in the Proxy Statement. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us as soon as possible. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

     We want to thank you for your support this past year. We are proud of our progress as reflected in the results for 2002, and we encourage you to review carefully our Annual Report.

     If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

                                       Sincerely,
                                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                       Dennis S. Hudson III
                                       President & Chief Executive Officer

                     SEACOAST BANKING CORPORATION OF FLORIDA
                               815 Colorado Avenue
                              Stuart, Florida 34994

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2003

     Notice is hereby given that the 2003 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") will be held at the Port St. Lucie Community Center, 2195 S.E. Airoso Boulevard, Port St. Lucie, Florida, on Thursday, May 1, 2003, at 3:00 P.M., Local Time (the "Meeting"), for the following purposes:

     1. To re-elect four Class I directors and to elect two new Class III directors;

     2. To approve an amendment to the Company's Articles of Incorporation to revise the existing shareholder supermajority voting requirement applicable to business combinations so that business combinations will require a vote of only a simple majority of the outstanding shares of the Company's common stock that are entitled to vote if the business combination is approved by (i) 66-2/3% of the members of the Company's Board of Directors, and (ii) a majority of the members of the Company's Board of Directors who were directors as of February 28, 2003 or who were otherwise determined to be "continuing directors" by the Company's Board of Directors. Other business combinations must be approved by (i) the holders of 66-2/3% of the outstanding shares of the Company's common stock that are entitled to vote, and (ii) the holders of a majority of the outstanding shares of the Company's common stock that are not owned by the Company's affiliates and persons that became 5% or greater shareholders of the Company after February 28, 2003;

     3. To grant the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Meeting, in person or by proxy, to approve Proposal 2; and

     4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The enclosed Proxy Statement explains these proposals in greater detail. We urge you to read these materials carefully. Appendix A contains a copy of the Company's proposed Articles of Incorporation, as amended and restated to reflect the proposed amendment described above.

     Only shareholders of record at the close of business on February 28, 2003 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

                                        By Order of the Board of Directors
                                        [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                        Dennis S. Hudson III
                                        President & Chief Executive Officer

March 18, 2003

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO SEACOAST IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                   OF SEACOAST BANKING CORPORATION OF FLORIDA
                                   May 1, 2003

                                  INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Seacoast Banking Corporation of Florida, a Florida corporation ("Seacoast" or the "Company"), in connection with the solicitation of proxies by Seacoast's Board of Directors from holders of Seacoast's common stock ("Common Stock") for use at the 2003 Annual Meeting of Shareholders of Seacoast to be held on May 1, 2003, and at any adjournments or postponements thereof (the "Meeting"). Unless otherwise clearly specified, the terms "Company" and "Seacoast" include the Company and its subsidiaries.

     The Meeting is being held to consider and vote upon the proposals summarized below under "Summary of Proposals" and described in greater detail elsewhere herein. Seacoast's Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

     The 2002 Annual Report to Shareholders ("Annual Report"), including financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of Seacoast on or about March 18, 2003.

     The principal executive offices of Seacoast are located at 815 Colorado Avenue, Stuart, Florida 34994, and its telephone number is (772) 287-4000.

Summary of Proposals

     The proposals to be considered at the Meeting may be summarized as follows:

     Proposal 1. To re-elect four Class I directors and to elect two new Class III directors nominated by the Company's Nominating/Governance Committee;

     Proposal 2. To approve an amendment to the Company's Articles of Incorporation to revise the existing shareholder supermajority voting requirement applicable to business combinations so that business combinations will require a vote of only a simple majority of the outstanding shares of the Company's common stock that are entitled to vote if the business combination is approved by (i) 66-2/3% of the members of the Company's Board of Directors, and
(ii) a majority of the members of the Company's Board of Directors who were directors as of February 28, 2003 or who were otherwise determined to be "continuing directors" by the Company's Board of Directors. Other business combinations must be approved by (i) the holders of 66-2/3% of the outstanding shares of the Company's common stock that are entitled to vote, and (ii) the holders of a majority of the outstanding shares of the Company's common stock that are not owned by the Company's affiliates and persons that became 5% or greater shareholders of the Company after February 28, 2003;

     Proposal 3. To grant the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Meeting, in person or by proxy, to approve Proposal 2; and

     Proposal 4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Quorum and Voting Requirements

     Holders of record of shares of the Company's Common Stock, as of the Record Date (as defined below) are entitled to one vote per share on each matter to be considered and voted upon at the Meeting. As of the Record Date, there were 13,949,905 total votes entitled to be cast by the holders of the outstanding Common Stock.

     To hold a vote on any proposal, a quorum must be present, which is a majority of the total votes entitled to be cast by the holders of the outstanding shares of Common Stock. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions and broker non-votes, will be counted. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

     Proposals 1 and 3 require approval by a "plurality" of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote in the election. This means that Proposals 1 and 3 will be approved only if more votes cast at the Meeting are voted in favor of each of the proposals than are voted against them. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether Proposal 1 has received sufficient votes for approval.

     Proposal 2 requires approval by the affirmative vote of 66-2/3% of all votes entitled to be cast at the Meeting. Both abstentions and broker non-votes will have the same effect as votes cast against Proposal 2 for purposes of determining whether the Proposal has received sufficient votes for approval.

     Unless otherwise required by the Company's Articles of Incorporation or Bylaws, or by applicable law, any other proposal that is properly brought before the Meeting will require approval by the affirmative vote of a plurality of votes cast at the Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

     Directors  and  executive   officers  of  the  Company   beneficially  hold
approximately 22.91% of all the votes entitled to be cast at the Meeting.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of Seacoast has fixed the close of business on February 28, 2003 as the record date ("Record Date") for determining the shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were 15,549,378 shares of Common Stock issued and 13,949,905 shares outstanding, which were held by approximately 897 holders of record.

     Shares of Common Stock represented by properly executed Proxies, if such Proxies are received in time and not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If a valid Proxy is returned and no instructions are indicated, such shares of Common Stock will be voted FOR Proposals 1, 2 and 3, and in the discretion of the proxy holder as to any other matter that may come properly before the Meeting.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Secretary of Seacoast, (ii) properly submitting to Seacoast a duly executed
Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994,
Attention: Sharon Mehl, Secretary.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

General

     The Meeting is being held to, among other things, re-elect four Class I directors of Seacoast, each to serve a three year term and until their successors have been elected and qualified, and to elect two new Class III directors, each to serve a two year term and until their successors have been elected and qualified. The nominees have been nominated by the Nominating/Governance Committee of the Board of Directors. All of the nominees, except Messrs. Stephen E. Bohner and T. Michael Crook, are presently directors of Seacoast. All of the nominees also serve as members of the Board of Directors of Seacoast's banking subsidiary, First National Bank and Trust Company of the Treasure Coast (the "Bank"). The members of the Boards of Directors of the Bank and the Company are the same except for Marian B. Monroe, and the two nominees, Stephen E. Bohner and T. Michael Crook, who are currently directors of the Bank only.

     As provided in Seacoast's Articles of Incorporation, the Company's Board of Directors is divided into three classes: Class I directors, who presently are serving a term expiring at the Company's 2003 annual meeting of shareholders; Class II directors, who presently are serving a term expiring at the Company's 2004 annual meeting of shareholders; and Class III directors, who presently are serving a term ending at the Company's 2005 annual meeting of shareholders. Currently, the Board is classified as follows:

Class                   Term                            Names of Directors

Class I     Term Expires at the 2003 Annual Meeting     Jeffrey C. Bruner
                                                        Christopher E. Fogal
                                                        Dale M. Hudson
                                                        John R. Santarsiero, Jr.

Class II    Term Expires at the 2004 Annual Meeting     John H. Crane
                                                        Jeffrey S. Furst
                                                        Dennis S. Hudson, Jr.
                                                        Thomas H. Thurlow, Jr.

Class III   Term Expires at the 2005 Annual Meeting     Evans Crary, Jr.
                                                        A. Douglas Gilbert
                                                        Dennis S. Hudson, III

     Upon approval of Proposal 1, the Class I directors will be re-elected for a three year term expiring at the 2006 Company annual meeting of shareholders, and Messrs. Stephen E. Bohner and T. Michael Crook will become newly elected Class III directors and serve a term ending at the 2005 Company annual meeting of shareholders.

     All shares represented by valid Proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the Proxies will be voted FOR the election of each of the six nominees listed below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast's Nominating/Governance Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (six persons). Cumulative voting is not permitted.

     The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

     The nominees have been nominated by Seacoast's Nominating/Governance Committee, and the Board of Directors unanimously recommends a vote "FOR" the election of all six nominees listed below.

     The following table sets forth the name and age of each nominee for director, as well as each incumbent director who is not a nominee and each executive officer of the Company who is not a director or nominee, the year in which he was first elected a director or executive officer, as the case may be, a description of his position and offices with Seacoast or the Bank, a brief description of his principal occupation and business experience, and the number of shares of Common Stock beneficially owned by him as of February 28, 2003. See "Information About the Board of Directors and Its Committees."



  Name, Age, Director Class and                                                 Shares of Common
      Year First Elected or                                                           Stock          Percentage of
       Appointed a Director                                                       Beneficially       Common Stock
       or Executive Officer         Information About Nominees for Director         Owned (1)       Outstanding (l)

  Stephen E. Bohner (50)          Mr.  Bohner has been  President  and owner          300                 (2)
  Class III, 2003                   of Premier  Realty Group,  a real estate
                                    company   located  in   Sewalls   Point,
                                    Florida, since 1987.

  Jeffrey C. Bruner (52)          Mr. Bruner has been a  self-employed  real       21,690  (4)            (2)
  Class I, 1983 (3)                 estate  investor  in  Stuart,   Florida,
                                    since 1972.

  T. Michael Crook (55)           Mr.  Crook has been a  principal  with the        3,658                 (2)
  Class III, 2003 (3)               public   accounting   firm  of  Proctor,
                                    Crook & Crowder, CPA, P.A., located in
                                    Stuart, Florida, since 1979. He was
                                    previously a director of Barnett Bank of
                                    Martin County's Board of Directors for 11
                                    years.

  Christopher E. Fogal (51)       Mr. Fogal, a certified public  accountant,       20,034  (5)            (2)
  Class I, 1997                     has been a  managing  partner  of Fogal,
                                    Lynch, Johnson & Long, a public accounting
                                    firm located in Ft. Pierce, Florida, since
                                    1979.

  Dale M. Hudson (68)             Mr. Hudson was named  Chairman of Seacoast    1,504,255  (7)          10.78%
  Class I, 1983 (6)                 in June 1998.  He  previously  served as
                                    Chief Executive Officer of Seacoast from
                                    1992, as President of Seacoast from 1990,
                                    and as Chairman of the Board of the Bank
                                    from September 1992.

  John R. Santarsiero, Jr. (58)   Mr.  Santarsiero  has been  President  and       23,346                 (2)
  Class I, 1983                     owner    of     SunCepts,     Inc.,    a
                                    manufacturing  and distribution  company
                                    whose      principal      product     is
                                    multi-functional  eyeglass  cord/covers,
                                    since  2002.   He  has  been  a  private
                                    investor since 1988.





    Name, Age, Director Class                                                   Shares of Common
    and Year First Elected or                                                         Stock            Percentage of
      Appointed a Director                                                        Beneficially         Common Stock
      or Executive Officer       Information About Incumbent Directors              Owned (1)         Outstanding (l)

  John H. Crane (73)             Mr.  Crane is  retired,  but served as Vice       29,907  (8)            (2)
  Class II, 1983                   President  of C&W Fish  Company,  Inc., a
                                   fish  processing  plant  located  in  the
                                   Stuart,  Florida area,  from 1982 through
                                   2000.  He also  served  as  President  of
                                   Krauss  &  Crane,   Inc.,  an  electrical
                                   contracting   firm   located  in  Stuart,
                                   Florida, from 1957 through 1997.


  Evans Crary, Jr. (73)          Mr.  Crary is a retired  partner  of Crary,       18,786                 (2)
  Class III, 1983                  Buchanan,  Bowdish,  Bovie, Beres, Negron
                                   & Thomas, Chartered  (Crary-Buchanan),  a
                                   law firm located in Stuart,  Florida. Mr.
                                   Crary  has   practiced   law  in  Stuart,
                                   Florida, since 1952.

  Jeffrey S. Furst (58)          Mr.  Furst was elected  Property  Appraiser      141,590  (9)           1.01%
  Class II, 1997                   for St.  Lucie  County,  Florida in 2000.
                                   He has been a real  estate  broker  since
                                   1973  and  is  the  former  owner  of Sun
                                   Realty, Inc. in Port St. Lucie, Florida.

  A. Douglas Gilbert (62)        Mr.   Gilbert,    Senior   Executive   Vice      139,557  (10)          1.00%
  Class III, 1990                  President  of  Seacoast,  was named Chief
                                   Operating Officer of Seacoast and President
                                   of the Bank in June 1998. Mr. Gilbert has
                                   served as Chief Credit Officer of Seacoast
                                   since July 1990, and was Chief Banking
                                   Officer from September 1992 to October 1995.
                                   He was named Chief Operating and Credit
                                   Officer of the Bank in October 1994.

  Dennis S. Hudson, Jr. (75)     Mr.  Hudson served as Chairman of the Board    1,223,361  (11)          8.77%
  Class II, 1983 (6)               of Seacoast from 1990 to June 1998,  when
                                   he retired.

  Dennis S. Hudson, III (47)     Mr.  Hudson was named  President  and Chief    1,245,960  (12)          8.93%
  Class III, 1984 (6)              Executive  Officer  of  Seacoast  in June
                                   1998 and has served as Chief Executive
                                   Officer of the Bank since 1992. Previously,
                                   he was Chief Operating Officer of Seacoast
                                   from 1990 and President of the Bank from
                                   1992.

  Thomas H. Thurlow, Jr. (66)    Mr.  Thurlow  has  been  an  officer  and a       34,422  (13)           (2)
  Class II, 1983 (6)               director  of Thurlow & Thurlow,  P.A.,  a
                                   law firm in Stuart, Florida, since 1981, and
                                   has practiced law in Stuart, Florida, since
                                   1961.





    Name, Age, Director Class                                                   Shares of Common
    and Year First Elected or                                                         Stock             Percentage of
      Appointed a Director           Information About Executive Officers         Beneficially          Common Stock
      or Executive Officer          Who Are Not Also Directors or Nominees:         Owned (1)          Outstanding (l)
      --------------------          --------------------------------------          ---------          ---------------

  C. William Curtis, Jr. (64)    Mr.   Curtis,    Senior    Executive   Vice          129,167  (14)        (2)
  1995                             President of Seacoast  and the Bank,  has
                                   served as Chief Banking Officer of Seacoast
                                   and the Bank since October 1995, and was
                                   named President of the Bank's Indian River
                                   County operations in October 1999. Mr. Curtis
                                   formerly was Area President of First Union
                                   Bank in Sarasota and Manatee Counties, a $970
                                   million banking unit with 21 offices.

  William R. Hahl (54)           Mr.   Hahl,   Executive   Vice   President/           64,150  (15)        (2)
  1990                             Finance  Group,  has  served as the Chief
                                   Financial  Officer  of  Seacoast  and the
                                   Bank since July 1990.

  Nominees and executive                                                            3,580,084             25.66%
       officers as a group
       (15 persons)


(1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)  Less than 1%.

(3)  Mr. Bruner is married to Mr. Crook's sister.

(4) Includes 810 shares held jointly with Mr. Bruner's wife, 6,450 shares held by Mr. Bruner as custodian for his son, and 12,000 shares held by Mr. Bruner as custodian for his two nephews, as to which shares Mr. Bruner may be deemed to share both voting and investment power.

(5) All 20,034 shares are held jointly with Mr. Fogal's wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power.

(6) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Dale M. Hudson is married to the sister of Thomas H. Thurlow, Jr. Dennis S. Hudson, III is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson.

(7) Includes 1,323,747 shares held by Monroe Partners, Ltd., a family limited partnership ("Monroe Partners") of which Mr. Hudson and his wife, Mary T. Hudson, are general partners. Mr. Hudson may be deemed to share both voting and investment power with respect to such shares with the other general partner, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 50% interest in Monroe Partners. Also includes 180,508 shares held jointly with Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power.

(8) All 29,907 shares are held jointly with Mr. Crane's wife, as to which shares Mr. Crane may be deemed to share both voting and investment power.

(9) Includes 18,207 shares held by the trustee for the IRA of Mr. Furst, 85,155 shares held jointly with Mr. Furst's wife, and 600 shares held jointly with Mr. Furst's mother, as to which shares Mr. Furst may be deemed to share both voting and investment power. Also includes 19,347 shares held by Mr. Furst's wife, and 3,642 shares held jointly by Mr. Furst's wife and mother-in-law, as to which shares Mr. Furst may be deemed to share both voting and investment power and as to which shares Mr. Furst disclaims beneficial ownership.

(10) Includes 18,936 shares held jointly with Mr. Gilbert's wife, as to which shares Mr. Gilbert may be deemed to share voting and investment power. Also includes 600 shares held in Mr. Gilbert's IRA and 110,064 shares that Mr. Gilbert has the right to acquire by exercising options that are exercisable within 60 days after the Record Date. Also includes 300 shares held by Mr. Gilbert's wife and 300 shares held by Mr. Gilbert's son, as to which shares Mr. Gilbert may be deemed to share both voting and investment power and as to which shares Mr. Gilbert disclaims beneficial ownership.

(11) Includes 1,019,799 shares held by Sherwood Partners, Ltd., a family limited partnership ("Sherwood Partners") of which Mr. Hudson, his wife, Anne P. Hudson, and his son, Dennis S. Hudson, III, are general partners, and Mr. Hudson, his wife and certain trusts are limited partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his interest in Sherwood Partners. Also includes 142,251 shares held by Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.

(12) Includes 1,019,799 shares held by Sherwood Partners of which Mr. Hudson and his mother and father, Anne P. Hudson and Dennis S. Hudson, Jr., are general partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 1% interest in Sherwood Partners and as sole trustee of four grantor trusts that collectively own a 43.8% limited interest in the partnership and of which he is one of four remainder beneficiaries. Also includes 47,100 shares held jointly with Mr. Hudson's wife and 22,000 shares held by Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 138,000 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(13) Includes 4,725 shares owned by Mr. Thurlow's wife, as to which shares Mr. Thurlow may be deemed to share both voting and investment power. Also includes 20,250 shares held in trust for the benefit of Mr. Thurlow's mother, as to which Mr. Thurlow, as trustee, may be deemed to have voting and investment power with respect to such shares. Also includes 4,755 shares held by Mr. Thurlow's mother, as to which shares Mr. Thurlow and his sister hold power of attorney and therefore may be deemed to share voting and investment power.

(14) Includes 38,679 shares held by Mr. Curtis' wife and 100 shares held jointly by Mr. Curtis' wife, daughters and daughter-in-laws, as to which shares Mr. Curtis may be deemed to share voting and investment power. Also includes 84,000 shares that Mr. Curtis has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(15) Includes 12,085 shares held jointly with Mr. Hahl's wife and 240 shares held by Mr. Hahl as custodian for his granddaughters, as to which shares Mr. Hahl may be deemed to share both voting and investment power. Also includes 51,825 shares that Mr. Hahl has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

Information About the Board of Directors and Its Committees

     The Board of Directors of Seacoast held eight meetings during 2002. Seacoast's Board of Directors has three standing committees: the Salary and Benefits Committee, the Audit Committee and the Nominating/Governance Committee. The Salary and Benefits Committee and the Audit Committee both serve the same functions for the Company and the Bank. All directors attended at least 75% of the total number of meetings of the Board of Directors and attended at least 75% of the meetings of the Board committees on which they served.

     In addition, the Bank's Board of Directors has the following standing committees: Executive Committee, Investment Committee, Trust Committee and the Directors Loan Committee. Such committees perform those duties customarily performed by similar committees at other financial institutions.

     The Company's Salary and Benefits Committee is composed of Messrs. Crary (Chairman), Bohner, Bruner, Furst, Dennis S. Hudson, Jr. and Santarsiero. Messrs. Bruner and Dennis S. Hudson, Jr. have resigned as members of the Salary and Benefits Committee, effective immediately following the Meeting, to increase the Committee's independence. This Committee has the authority to determine the compensation of the Company's and the Bank's executive officers and employees, and administers various aspects of the Company's benefit and incentive plans. This Committee has the power to interpret the provisions of the Company's Profit Sharing Plan, Employee Stock Purchase Plan, the Seacoast Banking Corporation of Florida 1991 Stock Option and Stock Appreciation Right Plan (the "1991 Incentive Plan"), the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan (the "1996 Incentive Plan"), the Seacoast Banking Corporation of Florida 2000 Long-Term Incentive Plan (the "2000 Incentive Plan"), the Non-Employee Directors Stock Compensation Plan (the "Directors Stock Plan") and the Executive Deferred Compensation Plan (the "Compensation Deferral Plan"). This Committee held two meetings in 2002. See "Salary and Benefits Committee Report."

     The Audit Committee is composed of Messrs. Fogal (Chairman), Crane and Crary, and Mr. Crook as an ex officio member, and has the responsibility of reviewing Seacoast and its subsidiaries' financial statements and internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews their audit plan, and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee periodically reports its findings to the Board of Directors. The Audit Committee met seven times during 2002.

     During  2002,  the  entire  Board of  Directors  served  as the  Nominating
Committee for the purpose of nominating persons to serve on the Board of Directors. The Board held one meeting in its capacity as the Nominating Committee during 2002. Effective March 7, 2003, the Nominating Committee was replaced with the newly-formed Nominating/Governance Committee composed of Messrs. Furst (Chairman), Bohner and Santarsiero, all of whom are independent directors. The purpose of the Nominating/Governance Committee is to conduct reviews, investigations and evaluations, make recommendations, develop policies or guidelines and take other actions regarding the composition of Seacoast's Board of Directors, effectiveness and succession, regulatory and legal compliance, and governance and conduct matters. While nominees recommended by shareholders may be considered, the Nominating/Governance Committee has not actively solicited recommendations and has not established any procedures for this purpose.

     Board members who are not executive officers of the Company are paid an annual retainer of $20,000 for their service as directors of the Company and its subsidiaries. In addition to the annual retainers, outside Board members receive $600 for each Board meeting attended, $600 for each committee meeting attended and $700 for each committee meeting chaired.

Executive Officers

     Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank following the annual meetings of shareholders, to serve until the next annual meeting and until successors are chosen and qualified. The table set forth under "Proposal 1 - Election of Directors" lists the nominees for election to the Board of Directors, directors of Seacoast who are not nominees and the Named Executive Officers (as defined below) of Seacoast and the Bank who are not nominees to or members of the Board of Directors, their ages and respective offices held by them, the period each such position has been held, a brief account of their business experience for at least the past five years, and the number of shares of Common Stock beneficially owned by each of them on February 28, 2003.

Management Stock Ownership

     As of February 28, 2003, based on available information, all directors and executive officers of Seacoast as a group (15 persons) beneficially owned approximately 3,196,195 outstanding shares of Common Stock, constituting 22.91% of the total number of shares of Common Stock outstanding at that date. Seacoast's directors and executive officers beneficially owned, as of that date, outstanding shares of Common Stock having 3,196,195 votes, or 22.91% of the total votes represented by Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting. In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over 69,051 outstanding shares, or 0.49% of the issued and outstanding shares, of Seacoast Common Stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans. See "Quorum and Voting Requirements," "Record Date, Solicitation and Revocability of Proxies" and "Principal Shareholders."


                             EXECUTIVE COMPENSATION

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers (collectively, the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

     The following report reflects Seacoast's compensation philosophy as endorsed by the Board of Directors and the Salary and Benefits Committee and resulting actions taken by Seacoast for the reporting periods shown in the various compensation tables supporting the report. The Salary and Benefits Committee either approves or recommends to the Board of Directors payment amounts and award levels for executive officers of Seacoast and its subsidiaries.

Salary and Benefits Committee Report

      General

     The Salary and Benefits Committee of the Board of Directors is composed of six members, none of whom were officers or employees of Seacoast or the Bank. Messrs. Bruner and Dennis S. Hudson, Jr. have resigned from the Salary and Benefits Committee, effective immediately following the Meeting, to increase the Committee's independence. The Board of Directors designates the members and Chairman of such committee.

      Compensation Policy

     The policies that govern the Salary and Benefits Committee's executive compensation decisions are designed to align changes in total compensation with changes in the value created for the Company's shareholders. The Salary and Benefits Committee believes that compensation of executive officers and others should be directly linked to Seacoast's operating performance and that the achievement of performance objectives over time is the primary determinant of share price.

     The underlying objectives of the Salary and Benefits Committee's compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for Seacoast, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. At Seacoast, performance-based executive officer compensation includes: base salary, short-term annual cash incentives, and long-term stock and cash incentives.

      Base Salary and Increases

     In establishing executive officer salaries and increases, the Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Salary and Benefits Committee using performance results documented and measured annually. Information regarding salaries paid in the market is obtained through formal salary surveys and other means, and is used to evaluate competitiveness with Seacoast's peers and competitors. Seacoast's general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance.

      Short-Term Incentives

     Seacoast's Key Manager Incentive Plan seeks to align short-term cash compensation with individual performance and performance for the shareholders. Funding for this annual incentive plan is dependent on Seacoast first attaining a defined performance threshold for earnings per share. Once this threshold is attained, the Salary and Benefits Committee, using recommendations from the Company's chief executive officer, approves awards to those officers who have made superior contributions to Company profitability as measured and reported through individual performance goals established at the beginning of the year. As specified in the plan, the payout schedule is designed to pay a smaller number of officers the highest level of funded cash incentives to ensure that a meaningful reward is provided to the organization's top performers. This philosophy better controls overall compensation expenses by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Salary market information is used to establish competitive rewards that are adequate in size to motivate strong individual performance during the year. The Key Manager Incentive Plan paid an aggregate of $702,500 in 2002, which was distributed among 14 persons.

      Long-Term Incentives

     Stock options granted under Seacoast's long-term incentive plans, the 1991 Incentive Plan and the 1996 Incentive Plan, are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon the recommendation of the chief executive officer, and subject to approval by the Salary and Benefits Committee, stock options are awarded periodically to those key officers whose performance has made a significant contribution to Seacoast's long-term growth. No stock options were awarded in 2002.

      Deduction Limit

     At this time, because of its compensation levels, Seacoast does not appear to be at risk of losing deductions under Section 162(m) of the Code, which generally establishes, with certain exceptions, a $1 million deduction limit on executive compensation for all publicly held companies. As a result, Seacoast has not established a formal policy regarding such limit, but will evaluate the necessity for developing such a policy in the future.

      Chief Executive Pay

     The Salary and Benefits Committee formally reviews the compensation paid to the chief executive officers of the Company and the Bank during the first quarter of each year. Final approval of chief executive compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. In addition, utilizing published surveys, databases, and proxy statement data, including, for example, public information compiled from the SNL Executive Compensation Review and the Wyatt Financial Institution Benchmark Compensation Report (collectively, the "Survey Data"), the Salary and Benefits Committee surveyed the total compensation of chief executive officers of comparable-sized financial institutions located in comparable markets nationally, as well as of locally-based banks and thrifts. While there is likely to be a substantial overlap between the financial institutions included in the Survey Data and the banks and thrifts represented in the Nasdaq Bank Index line on the shareholder return performance graph, below, the groups are not exactly the same. The Salary and Benefits Committee believes that most direct competitors for executive talent are not necessarily the same as the companies that would be included in the published industry index established for comparing shareholder returns.

     After reviewing the Survey Data, the salary for Mr. Dennis S. Hudson, III, President and Chief Executive Officer of Seacoast, was increased by $20,100 to $422,100 annually, beginning in 2003. This adjustment maintained Mr. Hudson's total compensation at the median of the comparative groups. Based on specific accomplishments and the overall financial performance of Seacoast, including the achievement of targeted performance goals in 2002, Mr. Hudson III was awarded a cash incentive award of $125,000 for 2002 under the Key Manager Incentive Plan.

      Summary

     In summary, the Salary and Benefits Committee believes that Seacoast's compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for strong personal, Company and share value performance. The Salary and Benefits Committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet Company and shareholder objectives.


         Salary and Benefits Committee:

         Evans Crary, Jr., Chairman             Jeffrey S. Furst
         Stephen E. Bohner                      Dennis S. Hudson, Jr.
         Jeffrey C. Bruner                      John R. Santarsiero, Jr.



March 18, 2003

Audit Committee Report

     The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors on June 20, 2000, and subsequently revised on March 21, 2001. The Audit Committee's charter was published in its entirety as Exhibit A to the Company's 2001 Proxy Statement. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2002 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2002 and 2001 and for the three years in the period ended December 31, 2002.

     The Audit Committee currently is composed of three persons, all of whom are "independent," as defined by the National Association of Securities Dealers, Inc. ("NASD"). None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. The Audit Committee also serves as the audit committee of the Bank, and its ex officio member, T. Michael Crook, has represented the Bank, and is a Bank director and a director nominee under Proposal 1.

     The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls and reporting. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor the integrity of the Company's financial reporting process and system of internal controls and to monitor the independence and performance of the Company's independent auditors and internal auditors.

     The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met seven times during 2002.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed with the Company's independent auditors, PricewaterhouseCoopers LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP, its independence from management and the Company, including the written disclosures, letter and other matters required of PricewaterhouseCoopers LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2002 by PricewaterhouseCoopers LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2002 is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     Additionally, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board that the Company retain PricewaterhouseCoopers LLP as the Company's independent auditors for 2003. The Board has approved and ratified such recommendation.

         Audit Committee:

         Christopher E. Fogal, Chairman
         John H. Crane, Member
         Evans Crary, Jr., Member
         T. Michael Crook, Member

March 18, 2003

     The table below sets forth certain elements of compensation for the Named Executive Officers of Seacoast or the Bank for the periods indicated.

                           Summary Compensation Table

                                                      Annual Compensation         Securities            All
                                                  ------------ ---------------
                                                                                  Underlying           Other
                                         Year          Salary      Bonus         Options/SARs      Compensation
Name and Principal Position(a)            (b)        ($) (c)    ($) (1) (d)         (#)(g)            ($) (i)
------------------------------          ------      ---------   -----------     -------------      ------------
Dennis S. Hudson, III                    2002        $402,266    $ 125,000            --            $46,919  (2)
President & Chief Executive Officer      2001         361,150      125,000            --             44,366
of Seacoast, Chairman and Chief          2000         322,736       65,000            --             41,289
Executive Officer of the Bank

Dale M. Hudson                           2002        $233,409      --                 --            $27,420  (3)
Chairman of Seacoast                     2001         231,850      --                 --             33,203
                                         2000         221,640      --                 --             29,786

A. Douglas Gilbert                       2002        $398,793     $180,000            --            $50,462  (4)
Senior Executive Vice President &        2001         354,538      175,000            --             46,748
Chief Operating & Credit Officer of      2000         317,653       70,000            --             36,237
Seacoast, President & Chief
Operating & Credit Officer of the
Bank

C. William Curtis, Jr.                   2002        $249,163     $100,000            --            $30,896  (5)
Senior Executive Vice President &        2001         229,097       80,000            --             31,750
Chief Banking Officer of Seacoast        2000         212,775       45,000            --             27,610
and the Bank

William R. Hahl                          2002        $209,663      $55,000            --            $23,688  (6)
Executive Vice President & Chief         2001         196,697       50,000            --             25,358
Financial Officer of Seacoast and        2000         189,203       20,000            --             22,368
the Bank


--------------------------------------


(1) Incentive cash compensation paid for results achieved during the applicable fiscal year in accordance with the Key Manager Incentive Plan as well as certain other bonuses related to performance or deemed necessary to attract new management. See "Salary and Benefits Committee Report."

(2) This includes $900 in excess life insurance benefits, $11,149 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $24,380 in employer matching contributions to the Executive Deferred Compensation Plan (the "Compensation Deferral Plan") and $550 paid by the employer into the Cafeteria Plan.

(3) This includes $4,953 in excess life insurance benefits, $10,657 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $1,320 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(4) This includes $3,960 in excess life insurance benefits, $12,372 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $23,640 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(5) This includes $3,960 in excess life insurance benefits, $10,680 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $5,766 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(6) This includes $1,380 in excess life insurance benefits, $10,690 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $1,128 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.


                         Grants of Options/SARs in 2002

     No stock options or stock appreciation rights ("SARs") were granted in 2002.


                     Aggregated Option/SAR Exercises in 2002
                       and 2002 Year-End Option/SAR Values

     The following table shows stock options exercised by the Named Executive Officers during 2002, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares of Common Stock(1) covered by both exercisable and non-exercisable options as of December 31, 2002. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock. No SARs were outstanding in 2002.


                                                                     Number of              Value of Unexercised
                                                                    Unexercised          In-the-Money Options/SARs
                                                                  Options/SARs at                    at
                                 Shares (1)                    December 31, 2002(#)       December 31, 2002($)
                                                               ----------------------     --------------------
                                  Acquired        Value           Exercisable(E)/             Exercisable(E)/
Name                             on Exercise     Realized        Unexercisable (U)           Unexercisable (U)

Dennis S. Hudson, III              14,100        $153,455              174,000  (E)           $1,917,160  (E)
                                                                            --  (U)                   --  (U)

Dale M. Hudson                       --             --                      --  (E)                   --  (E)
                                                                            --  (U)                   --  (U)

A. Douglas Gilbert                   --             --                 110,064  (E)           $1,106,392  (E)
                                                                            --  (U)                   --  (U)

C. William Curtis, Jr.               --             --                 101,478  (E)             $994,130  (E)
                                                                            --  (U)                   --  (U)

William R. Hahl                     2,700        $22,950                65,214  (E)             $711,454  (E)
                                                                            --  (U)                   --  (U)

-------------------------------

(1) Shares were acquired prior to the Company's three-for-one stock split effective July 1, 2002 and have been adjusted to reflect the split. All exercised and outstanding shares are shares of Common Stock, and all options and SARs relate to Common Stock. There are no options or SARs involving Preferred Stock.


                               Profit Sharing Plan

     Seacoast sponsors a Retirement Savings Plan for Employees of the First National Bank & Trust Company of the Treasure Coast (the "Profit Sharing Plan"). The Profit Sharing Plan has various features, including employer matching contribution for salary deferrals of up to 4% of the employee's compensation for each calendar quarter. The Company matches 100% of any Elective Profit Sharing Contribution that is deferred into the Profit Sharing Plan. In addition, the Profit Sharing Plan has a Code Section 401(k) feature that allows employees to make voluntary "salary savings contributions" ranging from 1% to 18% of compensation (as defined by the Plan), subject to federal income tax limitations. After-tax contributions may also be made by employees with "voluntary contributions" of up to 10% of compensation (as defined in the Profit Sharing Plan for each plan year), subject to certain statutory limitations.

     A retirement contribution is made on an annual discretionary basis by the Company of up to 2% of "retirement eligible compensation," as defined in the Profit Sharing Plan. At the end of each plan year, the Company's Board of Directors decides whether to make a profit sharing contribution for the plan year. If it decides to make such a contribution, the contribution is allocated among eligible employees based on each employee's "eligible compensation" as defined in the Profit Sharing Plan. At least 50% of this contribution (the "Non-Elective Profit Sharing Contribution") is contributed to the employee's Profit Sharing account. The balance (the "Elective Profit Sharing Contribution") may be deferred into the Profit Sharing Plan or taken in cash by the employee, at the employee's election.


                      Executive Deferred Compensation Plan

     The Bank offers an Executive Deferred Compensation Plan (the "Compensation Deferral Plan") designed to permit a select group of management or highly compensated employees, including the Named Executive Officers, to elect to defer a portion of their compensation until their termination of employment with the Company and to receive matching and other Company contributions which they are restricted from receiving under the Company's Profit Sharing Plan because of legal limitations.

                                Performance Graph

     The following line-graph compares the cumulative, total return on Seacoast's Common Stock from December 31, 1998 to December 31, 2002, with that of the Russell 2000 Index (an average of the 2,000 smallest companies in the Russell 3000 Index) and the Russell 2000 Financial Services Index (an average of all financial service companies included in the Russell 2000 Index). Cumulative total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.



[GRAPH OMITTED]



                       Employment and Severance Agreements

     The Bank entered into an executive employment agreement with A. Douglas Gilbert on March 22, 1991. Similar agreements were entered into with Dennis S. Hudson, III on January 18, 1994, and with C. William Curtis, Jr. on July 31, 1995. Each such agreement has a three-year term and provides for automatic renewal on an annual basis at the end of that term; provided neither the employee nor the Bank gives written notice electing not to renew such agreement not less than 90 days prior to the end of the agreement's then current term. Each such agreement contains certain non-competition, non-disclosure and non-solicitation covenants.

     These employment agreements also provide for a base salary, hospitalization, insurance, long term disability and life insurance in accordance with the Bank's insurance plans for senior management, and reasonable club dues. Each executive subject to these contracts may also receive other compensation including bonuses, and the executives will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. The agreements provide for termination of the employee for cause, including willful and continued failure to perform the assigned duties, crimes, breach of the Bank's Code of Ethics, and also upon death or permanent disability of the executive. Each agreement contains a Change in Control provision which provides that certain events, including the acquisition of the Bank or the Company in a merger, consolidation or similar transaction, the acquisition of 51% or more of the voting power of any one or all classes of Common Stock, the sale of all or substantially all of the assets, and certain other changes in share ownership, will constitute a "change in control" which would allow the executive to terminate the contract within one year following the date of such change in control. Termination may also be permitted by the executive in the event of a change in duties and powers, customarily associated with the office designated in such contract. Upon any such termination following a change in control, the executive's base salary, hospitalization and other health benefits will continue for two years.


                    SALARY AND BENEFITS COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Messrs. Crary (Chairman), Bohner, Bruner, Furst, Dennis S. Hudson, Jr. and Santarsiero are the members of the Salary and Benefits Committee, none of whom is an officer or employee of Seacoast or its subsidiaries. Mr. Hudson served as Chairman of the Board of Seacoast from 1990 until June 1998; he served as Chief Executive Officer of Seacoast from 1983 until 1992 and President of Seacoast from 1983 until 1990. See "Proposal 1 - Election of Directors."

     Jeffrey C. Bruner, a director of Seacoast and the Bank, is a controlling shareholder of Mayfair Investments, which leases to the Bank 21,400 square feet of space adjacent to the First National Center in Stuart, Florida pursuant to a lease agreement which expires in May 2007. At the end of the lease term, the Bank has two options to extend the lease for a period of five years each. The Bank paid rent of approximately $262,700 on this property in 2002. Seacoast believes the terms of this lease are commercially reasonable and comparable to rental terms negotiated at arm's length between unrelated parties for similar property in Stuart.

     Evans Crary, Jr., a director of Seacoast and the Bank, and Chairman of the Bank's Executive Committee and the Company's Salary and Benefits Committee, is a retired member of Crary, Buchanan, Bowdish, Bovie, Beres, Negron & Thomas, Chartered ("Crary-Buchanan"), a law firm in Stuart, Florida. Crary-Buchanan performed various legal services for Seacoast and the Bank during the fiscal year ended December 31, 2002.

     Messrs. Bruner and Dennis S. Hudson, Jr. have resigned as members of the Salary and Benefits Committee, effective immediately following the Meeting, to increase the Committee's independence.


                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Several of Seacoast's directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 2002, was approximately $4,010,127, which represented approximately 3.98% of Seacoast's consolidated shareholders' equity on that date.

     For information concerning specific transactions and business relationships between Seacoast or the Bank and certain of its directors or executive officers, see "Salary and Benefits Committee Interlocks and Insider Participation in Compensation Decisions."

                             PRINCIPAL SHAREHOLDERS

     As of February 28, 2003, the only shareholders known to Seacoast to be the beneficial owners, as defined by Securities and Exchange Commission rules, of more than 5% of the outstanding shares of Common Stock were the following, for whom beneficial ownership information is set forth in the following table.

        Name and Address of                   Number and Percent of Common Stock
         Beneficial Owner                            Beneficially Owned
-------------------------------------         ----------------------------------
-------------------------------------

                                                   Number                %

Dale M. Hudson (1) (2)                           1,504,255            10.78
     192 S.E. Harbor Point Drive
     Stuart, FL  34996
Dennis S. Hudson, Jr. (1) (3)                    1,223,361             8.77
     157 S. River Road
     Stuart, FL  34996
Dennis S. Hudson, III (1) (3)                    1,245,960             8.93
     2341 NW Bay Colony Court
     Stuart, FL  34994
Mary T. Hudson (1) (2)                           1,504,255 (4)        10.78
     192 S.E. Harbor Point Drive
     Stuart, FL  34996
Anne P. Hudson (1) (3)                           1,223,361 (5)         8.77
     157 S. River Road
     Stuart, FL  34996


(1) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Anne P. Hudson is the wife of Dennis S. Hudson, Jr. Mary T. Hudson is the wife of Dale M. Hudson. Dennis S. Hudson, III is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson. See the table under "Proposal One - Election of Directors" for further information on their beneficial ownership.

(2) Dale M. Hudson and his wife, Mary T. Hudson, are the general partners of Monroe Partners, their family limited partnership, which as of February 28, 2003 owned 1,323,747 shares of Company Common Stock. Each of Dale M. Hudson and Mary T. Hudson, as general partners, may be deemed to share voting and investment power with the other general partner and each of them disclaims beneficial ownership with respect to such shares except to the extent of their respective partnership interests. See "Proposal One - Election of Directors" for further information regarding their beneficial ownership.

(3) Dennis S. Hudson, Jr. and his wife, Anne P. Hudson, together with their son, Dennis S. Hudson, III, are the general partners of Sherwood Partners, their family limited partnership, which as of February 28, 2003 owned 1,019,799 shares of Company Common Stock. Mr. and Mrs. Dennis Hudson, Jr. are also limited partners of Sherwood Partners and have transferred certain of their limited partnership interests into trusts for the benefit of their family members and plan to make additional transfers from time to time. As of this date, none of the trust beneficiaries, other than Mr. and Mrs. Dennis Hudson, Jr., has present interests in the trusts. Each of Dennis S. Hudson, Jr., Anne P. Hudson and Dennis S. Hudson, III, as general partners, may be deemed to share voting and investment power with the other general partners and each of them disclaims beneficial ownership with respect to such shares except to the extent described in the table under "Proposal One
     - Election of Directors", which contains further information regarding their beneficial ownership.

(4) Includes 180,508 shares held jointly with Mrs. Hudson's husband, as to which shares Mrs. Hudson may be deemed to share voting and investment power.

(5) Includes 61,311 shares held by Mrs. Hudson's husband, as to which shares Mrs. Hudson may be deemed to share voting and investment power.



THE FOLLOWING PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION IS A SUMMARY ONLY, AND IS QUALIFIED IN ITS ENTIRETY BY THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION INCLUDED IN APPENDIX A HERETO.



                                   PROPOSAL 2

                AMENDMENTS TO THE BUSINESS COMBINATION PROVISIONS


     Article VII of the Company's Amended and Restated Articles of Incorporation presently requires that, for any merger, consolidation, share exchange, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company or any significant subsidiary or any transaction having a similar effect to be approved, the Company must receive (i) the approval of its Board of Directors, and (ii) the approval of a 66-2/3% supermajority of all of its outstanding shares of Common Stock. These votes are required whether or not a shareholder vote is otherwise required by law or by the rules of any securities exchange or market where the Company's shares are listed or traded, except where the Company is issuing shares to make an acquisition of another company, person or entity.

     This Proposal 2 would amend the voting requirements of Article VII. In addition, the Company believes that this amendment would clarify the intent that, upon the approval of (i) 66-2/3% of the Whole Board of Directors, and (ii) a majority of the Continuing Directors, the vote of only a majority of Voting Shares would be needed to approve such business combination. Accordingly, where the Board believes a business combination is in the best interests of the Company and its shareholders, the vote required for approval of such business combination is being reduced from 66-2/3% to a majority of Voting Shares. The Board of Directors believes that it is appropriate to make these changes in order to give the Company greater flexibility with respect to business combinations that are endorsed overwhelmingly by the Board of Directors, including the Continuing Directors. Capitalized terms that are used but not defined in this paragraph are defined elsewhere in the following paragraphs and more fully in the proposed Articles, which are attached hereto as Appendix A, and which incorporate the amendment proposed by this Proposal 2.

     The proposed business combination amendments to the Company's Articles set forth certain procedures relating to a "Business Combination," which is broadly defined in the Articles to include, among other things, mergers, consolidations, sales of assets and similar transactions between the Company or any of its Subsidiaries and any other persons, entities or groups, or the acquisition, directly or indirectly, of 5% or more of the Voting Shares of the Company or the voting securities of any Subsidiary by other persons, entities or groups after February 28, 2003, or the acquisition, directly or indirectly, of 5% or more of the Voting Shares of the Company or the voting securities of any Subsidiary by persons, entities or groups that beneficially own 5% or more of the Company's Voting Shares (such persons, entities, and groups are defined as "Related Persons"). The proposed amendment would require approval of Business Combinations by the affirmative vote of 66-2/3% of all of the Voting Shares and an Independent Majority of Shareholders, unless such Business Combination is approved by 66-2/3% of the Whole Board of Directors and a majority of the Continuing Directors, in which event approval requires only a majority of Voting Shares. See Article VII of the attached Articles - "Provisions Relating to Business Combinations".

     The proposed amendments to the Company's Articles may be briefly summarized as follows:

     Approval of Business Combinations. Whether or not a vote of shareholders is otherwise required, and in addition to any votes otherwise required by law, by agreement or resolution, or otherwise, this proposed amendment to the Articles requires an affirmative vote of 66-2/3% of the outstanding "Voting Shares" (i.e., those shares entitled to vote generally in elections of directors), voting separately as a class, and by an "Independent Majority of Shareholders" (i.e., a majority of the outstanding Voting Shares not beneficially owned or controlled by a Related Person) before the Company can enter into certain "Business Combinations."

     These supermajority shareholder voting provisions would not apply to a Business Combination that is approved by (a) 66-2/3% of the Company's "Whole
Board of Directors" (i.e., the total number of directors if there were no vacancies), and (b) a majority of the "Continuing Directors." A "Continuing Director" is a director who either (i) was first elected as a Director of the Company prior to any person becoming a Related Person, or (ii) was designated prior to his initial election as a "Continuing Director" by a majority of the then Continuing Directors. In such event, the required shareholder vote (the "Minimum Vote") shall be a majority of the Company's outstanding Voting Shares. All directors nominated by your Board of Directors for election at the Meeting will be Continuing Directors. The Board of Directors will continue to have the authority to make determinations under Article VII of the Articles and to vote upon Business Combinations.

     The Board has determined that it continues to be desirable to include provisions in the Articles to encourage persons seeking control of the Company to consult with the Board, and to enable the Board to negotiate and give due consideration on behalf of the Company and its shareholders and other constituencies as to the merits of any offer that may be made. The Articles, which are attached as Appendix A to this Proxy Statement, already contain certain provisions that help the Company protect its shareholders from unsolicited, hostile takeover attempts, which are costly and detract from the Company's efforts to serve its shareholders and its communities pursuant to its successful, long-term plan, and that grant the Company and its Board flexibility to respond to initiatives from others and to pursue acquisition opportunities for the Company. These provisions include a staggered board of directors, authorization of preferred stock that may be issued by the Board and with respect to which the Board has the power to determine terms, including voting rights, requirements that the shareholders may amend the Company's Articles and Bylaws only by supermajority vote, and a prohibition of shareholder action by written consent. The proposed Business Combination amendments will further this goal.

     Takeovers or changes in management of the Company that are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its shareholders. However, the Company's Board believes that the benefits of seeking to protect the Board of Directors' ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the possible disadvantages of discouraging such proposals.

     Although this business combination proposal has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, the ratification, approval and implementation of the Business Combination provisions in the Company's Articles may make more difficult or discourage attempts to take control of the Company by a holder of a substantial block of the Company's capital stock without the prior negotiation with the Company's Board and, therefore, could have the effect of maintaining incumbent management.

     This Proposal 2 requires approval by the affirmative vote of 66-2/3% of the outstanding shares of Common Stock entitled to vote at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 2.



                                   PROPOSAL 3

                        ADJOURNMENT OF THE ANNUAL MEETING

     Proposal 3 would give the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days if there are not sufficient shares voted at the Meeting, in person or by proxy, to approve Proposal 2.

     If the Company desires to adjourn the Meeting, the presiding officer at the Meeting will request a motion that the Meeting be adjourned for up to 120 days with respect to Proposal 2 (and solely with respect to Proposal 2, provided that a quorum is present at the Meeting), and no vote will be taken on Proposal 2 at the originally scheduled Meeting. Unless revoked prior to its use, any proxy solicited for the Meeting will continue to be valid for any adjourned meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for Proposal 2.

     Approval of this proposal will allow the Company, to the extent that shares voted by proxy are required to approve a proposal to adjourn the Meeting, to solicit additional proxies to determine whether sufficient shares will be voted in favor of or against Proposal 2. If the Company is unable to adjourn the Meeting to solicit additional proxies, Proposal 2 may fail, not because shareholders voted against the proposal, but rather because there were not sufficient shares represented at the Meeting to approve Proposal 2. The Company has no reason to believe that an adjournment of the Meeting will be necessary at this time.

     This Proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 3.

                              INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors for Seacoast and its subsidiaries for the current fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP became the independent auditors for Seacoast and its subsidiaries in June 2002, following the dismissal of Arthur Andersen LLP. The decision to replace Arthur Andersen LLP with PricewaterhouseCoopers LLP was made by Seacoast's Board of Directors, upon the recommendation of the Audit Committee, and was not based upon any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PricewaterhouseCoopers LLP's report on Seacoast's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. PricewaterhouseCoopers LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

     During the Company's 2002 fiscal year, PricewaterhouseCoopers LLP consulted with Seacoast on various matters and provided professional services for the Company for fees and expenses as follows:

        Audit and Review Fees                            $181,950
        All Other Fees:
             Audit-related Fees (1)                        40,900
             Tax (2)                                      175,000
                                                      --------------
                  Total All Other Fees                    215,900
                                                      ==============

                  TOTAL                                  $397,850
                                                      ==============
                  --------------------

               (1) Audit-related fees consisted of fees paid for audits to financial statements of the Company's Profit Sharing Plan and a subsidiary of the Bank, as well as reviews of the
                    Company's internal control structure over financial reporting and Federal Home Loan Bank borrowings.

               (2) Tax fees consisted of fees paid for a REIT implementation project and for assistance with a State of Florida tax deconsolidation request.

     A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm, if he so desires, and will also be available to respond to appropriate questions from shareholders.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and persons owning more than 10% of the Company's Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company's review of such reports and written representations from the reporting persons, the Company believes that, during and with respect to fiscal 2002, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of its Common Stock were complied with in a timely manner, except that Mr. Gilbert inadvertently neglected to report his acquisition of indirect beneficial ownership of 600 shares of Common Stock during fiscal year 1997. The Company believes that Mr. Gilbert's Form 5 filed on February 10, 2003 reflects his current holdings.


                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     To be considered for inclusion in the Company's Proxy Statement and Proxy for the 2004 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company's principal executive offices no later than November 19, 2003, which is 120 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders. Any shareholder proposal not received at the Company's principal executive offices no later than February 2, 2004, which is 45 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders, will be considered untimely and, if presented at the 2004 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote your shares on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act.


                                  OTHER MATTERS

     Management of Seacoast does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as Proxies will vote on such matters in accordance with their best judgment.


                                OTHER INFORMATION

Proxy Solicitation Costs

     The cost of soliciting Proxies for the Meeting will be paid by Seacoast, which may also pay the reasonable costs of retaining one or more proxy solicitation firms. Seacoast has retained Morrow & Company, Inc., a proxy solicitation firm, to solicit Proxies for the Meeting. The fees of such firm are not expected to exceed approximately $12,500, plus expenses. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials and 2002 Annual Reports to Shareholders needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials and 2002 Annual Reports to such persons.

Annual Report on Form 10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to Seacoast Banking Corporation of Florida, P.O. Box 9012, Stuart, Florida 34995, Attention: Dennis S. Hudson III, President & Chief Executive Officer.

                               By Order of the Board of Directors,
                               [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               DENNIS S. HUDSON III
                               President & Chief Executive Officer

March 18, 2003

                                   APPENDIX A


                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION
                                       OF
                     SEACOAST BANKING CORPORATION OF FLORIDA


                                    ARTICLE I
                                      NAME

     The name of the corporation (the "Corporation") is: "Seacoast Banking Corporation of Florida".


                                   ARTICLE II
                                TERM OF EXISTENCE

     The Corporation shall have perpetual duration and existence.


                                   ARTICLE III
                               OBJECTS AND POWERS

     The nature of the Corporation's business, and its objects, purposes and powers are as follows:

     3.01 Holding Company Activities. To purchase or otherwise acquire, to own and to hold the stock of banks and other corporations, and to do every act and thing covered generally by the denominations "holding corporation", "bank holding company", and "financial holding company", and especially to direct the operations of other entities through the ownership of stock or other interests therein.

     3.02 Investments, etc. To purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge, hypothecate or otherwise transfer or dispose of stock, scrip, warrants, rights, bonds, securities or evidences of indebtedness created by any other corporation or corporations organized under the laws of any state, or any bonds or evidences of indebtedness of the United States or any state, district, territory, dependency or county or subdivision or municipality thereof, and to issue and exchange therefor cash, capital stock, bonds, notes or other securities, evidences of indebtedness or obligations of the Corporation and while the owner thereof to exercise all rights, powers and privileges of ownership, including the right to vote on any shares of stock, voting trust certificates or other instruments so owned.

     3.03 Other Business. To transact any business, to engage in any lawful act or activity and to exercise all powers permitted to corporations by the Florida Business Corporation Act (the "FBCA").

     The enumeration herein of the objects and purposes of the Corporation shall not be deemed to exclude or in any way limit by inference any powers, objects or purposes that the Corporation is empowered to exercise, whether expressly, by purpose or by any of the laws of the State of Florida or any reasonable construction of such laws.


                                   ARTICLE IV
                                  CAPITAL STOCK

     4.01 General. The total number of shares of all classes of capital stock ("Shares") which the Corporation shall have the authority to issue is 26,000,000 consisting of the following classes:

          (1) 22,000,000 Shares of common stock, $.10 par value per share ("Common Stock"); and

          (2) 4,000,000 Shares of preferred stock, $.10 par value per share ("Preferred Stock").

     4.02 Preferred Stock. Shares of Preferred Stock may be issued for any purpose and in any manner permitted by law, in one or more distinctly designated series, as a dividend or for such consideration as the Corporation's Board of Directors may determine by resolution or resolutions from time to time adopted.

     The Board of Directors is expressly authorized to fix and determine, by resolution or resolutions from time to time adopted prior to the issuance of any Shares of a particular series of Preferred Stock, the designations, voting powers (if any), preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, but without limiting the generality of the foregoing, the following:

               (1) The distinctive designation and number of Shares of Preferred Stock that shall constitute a series, which number may from time to time be increased or decreased (but not below the number of Shares of such series then outstanding), by like action of the Board of Directors;

               (2) The rate or rates and times at which dividends, if any, shall be paid on each series of Preferred Stock, whether such dividends shall be cumulative or non-cumulative, the extent of the preference, subordination or other relationship to dividends declared or paid, or any other amounts paid or distributed upon, or in respect of, any other class or series of Preferred Stock or other Shares;

               (3) Redemption provisions, if any, including whether or not Shares of any series may be redeemed by the Corporation or by the holders of such series of Preferred Stock, or by either, and if redeemable, the redemption price or prices, redemption rate or rates, and such adjustments to such redemption price(s) or rate(s) as may be determined, the manner and time or times at which, and the terms and conditions upon which, Shares of such series may be redeemed;

               (4) Conversion, exchange, purchase or other privileges, if any, to acquire Shares or other securities of any class or series, whether at the option of the Corporation or of the holder, and if subject to conversion, exchange, purchase or similar privileges, the conversion, exchange or purchase prices or rates and such adjustments thereto as may be determined, the manner and time or times at which such privileges may be exercised, and the terms and conditions of such conversion, exchange, purchase or other privileges;

               (5) The rights, including the amount or amounts, if any, of preferential or other payments or distributions to which holders of Shares of any series are entitled upon the dissolution, winding-up, voluntary or involuntary liquidation, distribution, or sale or lease of all or substantially all of the assets of the Corporation; and

               (6) The terms of the sinking fund, retirement, redemption or purchase account, if any, to be provided for such series and the priority, if any, to which any funds or payments allocated therefor shall have over the payment of dividends, or over sinking fund, retirement, redemption, purchase account or other payments on, or distributions in respect of, other series of Preferred Stock or Shares of other classes.

     All Shares of the same series of Preferred Stock shall be identical in all respects, except there may be different dates from which dividends, if any, thereon may cumulate, if made cumulative.

     4.03 Dividends. Dividends upon all classes and series of Shares shall be payable only when, as and if declared by the Board of Directors from funds lawfully available therefor, which funds shall include, without limitation, the Corporation's capital surplus. Dividends upon any class or series of Corporation Shares may be paid in cash, property, or Shares of any class or series or other securities or evidences of indebtedness of the Corporation or any other issuer, as may be determined by resolution or resolutions of the Board of Directors.

     4.04 Rights, Warrants, Options, etc. The Board of Directors is expressly authorized to create and issue, by resolutions adopted from time to time, rights, warrants or options entitling the holders thereof to purchase Shares of any kind, class or series, whether or not in connection with the issuance and sale of any Shares, or other securities or indebtedness. The Board of Directors also is authorized expressly to determine the terms, including, without limitation, the time or times within which and the price or prices at which Shares may be purchased upon the exercise of any such right or option. The Board of Directors' judgment shall be conclusive as to the adequacy of the consideration received for any such rights or options.

     4.05 No Preemptive Rights. No holder of any Shares of any kind, class or series shall have, as a matter of right, any preemptive or preferential right to subscribe for, purchase or receive any Shares of any kind, class or series or any Corporation securities or obligations, whether now or thereafter authorized.


                                    ARTICLE V
                                REGISTERED AGENT

     The Corporation's registered office and initial registered agent at that address shall be:

                              Dennis S. Hudson, III
                              815 Colorado Avenue
                              Stuart, Florida 34994


                                   ARTICLE VI
                               BOARD OF DIRECTORS

     6.01 Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, each of whose members shall have the qualifications, if any, set forth in the Bylaws, and who need not be residents of the State of Florida. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) that shall constitute the Whole Board of Directors shall be between 3 and 14, with the exact number determined from time to time by resolution adopted by the affirmative vote of at least (i) two-thirds (66 2/3%) of the Whole Board of Directors and (ii) a majority of the Continuing Directors. In no event shall the Whole Board of Directors consist of less than 11 persons.

     6.02 Classification; Vacancies. The Board of Directors shall be divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Whole Board of Directors permits, with the term of office of one class expiring each year. At the annual meeting of shareholders when the Board of Directors is first classified, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of (i) 66 2/3% of the directors then in office and (ii) a majority of the Continuing Directors, although less than a quorum, or if no directors remain by the affirmative vote of not less than (i) 66 2/3% of the Voting Shares and (ii) an Independent Majority of Shareholders, and any directors so chosen shall hold office until the next election of the class of the director they have replaced and until their successors have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders and vacancies created with respect to any directorship of the directors so elected shall be filled in the manner specified by such series of Preferred Stock. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been elected and qualified.

     6.03 Nominations. In addition to the right of the Corporation's Board of Directors to make nominations for the election of directors, nominations for the election of directors may be made by any shareholder entitled to vote generally in the election of directors if that shareholder complies with all of the provisions of this Section 6.03.

          (1) Advance notice of such proposed nomination shall be received by the Secretary of the Corporation (a) with respect to an election of directors to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more that 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (b) with respect to an election to be held at a special meeting called for that purpose, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

          (2) Each notice under Section 6.03 (1) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee during the past five years, (iii) the number of Shares of the Corporation which are Beneficially Owned by each such nominee; (iv) whether such person or persons are or have ever been at any time directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any Person and if so a description thereof; any directorships or similar position, and/or
     Beneficial Ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by such person or persons in any Person with a class of securities registered pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (v) whether, in the last five years, such person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other governmental, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, in order to evaluate the ability or integrity of the nominee; (vi) the name and address of the nominator and the number of Shares of the Corporation held by the nominator, and a written confirmation that the nominator is and will remain a shareholder of the Corporation through the meeting; (vii) represent that the nominator intends to appear in person or by proxy at the meeting to make such nomination, (viii) full disclosure of the existence and terms of all agreements and understandings, between the nominator or any other person and the nominee with respect to the nominee's nomination, or possible election and service to the Corporation's Board of Directors, or a confirmation that there are no such arrangements or understandings; (ix) the written consent of each such person to serve as a director if elected; and (x) any other information reasonably requested by the Corporation.

          (3) The nomination made by a shareholder may only be made in a meeting of the shareholders of the Corporation called for the election of directors at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has therefore complied with the notice provisions of Sections 6.03 (1) and (2). The foregoing provisions are not intended to and shall not limit the responsibilities of any nominator or nominees, or their respective Affiliates or Associates responsibilities under applicable law, including, without limitation, federal and state securities laws.

          (4) The chairman of the shareholders' meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The Corporation's Nominating Committee shall evaluate any proper nomination and may, in its discretion, make a recommendation thereon to the shareholders.

     6.04 Removal. Directors may be removed only for cause upon the affirmative vote of (a) 66 2/3 % of all Voting Shares and (b) an Independent Majority of Shareholders at a meeting duly called and held for that purpose upon not less than 30 days' prior written notice.


                                   ARTICLE VII
                  PROVISIONS RELATING TO BUSINESS COMBINATIONS

     7.01 Definitions. The following defined terms are used in other Articles, and shall have the meanings specified below. -----------

     7.01.1 An "Affiliate" of, or a Person "affiliated with", a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     7.01.2 The terms "Associate" or "associated with", as used to indicate a relationship with any Person, mean:

          (1) Any corporation, organization or entity (other than the Corporation) of which such Person is an officer or partner, or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities;

          (2) Any trust or other estate in which such Person has a 10% or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;

          (3) Any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person; or

          (4) Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment adviser.

     7.01.3 A person shall be considered the "Beneficial Owner" of and shall be deemed to "beneficially own" any shares of stock (whether or not owned of record):

               (1) With respect to which such Person or any Affiliate or Associate of such Person directly or indirectly has or shares (i) voting power, including the power to vote or to direct the voting of such shares of stock and/or (ii) investment power, including the power to dispose of or to direct the disposition of such shares of stock;

               (2) Where such Person or any Affiliate or Associate of such Person has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange or purchase rights, warrants, options, or otherwise, and/or (ii) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

               (3) Which are Beneficially Owned within the meaning of subsections (1) or (2) of this Section 7.01.3 by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding, written or verbal, formal or informal with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or businesses of the Corporation or a Subsidiary of the Corporation.

     For the purpose only of determining whether a Person is the Beneficial Owner of a percentage specified in this Article VII of the outstanding Voting Shares, such shares shall be deemed to include any interest in Voting Shares which may be issuable, transferred or voted or disposed of pursuant to any agreement, trust, arrangement or understanding or upon the exercise of conversion rights, exchange or purchase rights, warrants, options or otherwise and which Voting Shares are deemed to be beneficially owned by such Person pursuant to the foregoing provisions of this Section 7.01.3.

     7.01.4 A "Business Combination" means:

               (1) The sale, exchange, lease, transfer or other disposition to or with any Person or any Affiliate or Associate of any such Person by the Corporation or any of its Subsidiaries (in a single transaction or in a series of related transactions) of all or substantially all, or any Substantial Part, of its or their assets or businesses (including, without limitation, any securities issued by a Subsidiary and assets of a Subsidiary);

               (2) Any merger, consolidation or purchase and/or assumption ("P&A") of assets and/or liabilities of the Corporation or any Subsidiary thereof into or with another Person or any Affiliate or Associate of such person or into or with another Person where, after such merger, consolidation or P&A, such Person alone or together with its Affiliates or Associates would be a Related Person or an Affiliate or an Associate of a Related Person, in each case irrespective of which Person is the surviving entity in such merger or consolidation;

               (3) Any reclassification of securities (including, without limitation, a reverse stock split), recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing other than pro rata with other Corporation shareholders, the proportionate amount of Voting Shares of the Corporation or any Subsidiary thereof which are Beneficially Owned by a Related Person, or the adoption of any plan or proposal of partial or complete liquidation, dissolution, spinoff, splitoff or splitup of the Corporation or any Subsidiary thereof; and

               (4) The acquisition after the date of adoption of these Amended and Restated Articles of Incorporation by a Person of Voting Shares or securities convertible into or exchangeable for 5% or more of the Voting Shares or any voting securities or securities convertible into 5% or more of the voting securities of any Subsidiary of the Corporation, or the acquisition upon the issuance thereof of Beneficial Ownership by a Related Person of any rights, warrants or options to acquire any of the foregoing or any combination of the foregoing Voting Shares or voting securities of a Subsidiary;
          provided, however, this subsection (4) shall not apply to the acquisition of any such Voting Shares, securities, options, rights or warrants issued pursuant to any stock option plan or any pension, profit sharing, benefit or stock purchase plans maintained by the Corporation or any of its Subsidiaries.

     As used in this definition, a "series of related transactions" shall be deemed to include a series of transactions with the same Person considered together with all Affiliates and Associates of such Person.

     The foregoing provision of this Section 7.01.4 notwithstanding, a Business Combination shall not include any merger, consolidation, P&A or other transaction described in the definition of Business Combination with the Corporation and/or any of its Subsidiaries, as a result of which a Person who is not a Related Person prior to such transaction does not become a Related Person.

     7.01.5 A "Continuing Director" means a member of the Board of Directors who either (i) was first elected as a director of the Corporation prior to February 28, 2003 or (ii) prior to any Person becoming a Related Person and was designated as a Continuing Director by a majority vote of the Continuing Directors.

     7.01.6 "Independent Majority of Shareholders" shall mean the holders of a majority of the outstanding Voting Shares that are not Beneficially Owned or controlled, directly or indirectly, by a Related Person.

     7.01.7 The term "Person" shall mean any individual, partnership, trust, firm, joint venture, corporation, group or other entity (other than the Corporation, any Subsidiary of the Corporation or a trustee holding stock for the benefit of employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding, or disposing of shares of stock, such partnership, syndicate, association or group shall be deemed a "Person".

     7.01.8 "Related Person" means any Person which is the Beneficial Owner as of the date of determination by a majority of the Whole Board of Directors or immediately prior to the consummation of a Business Combination, or both, of 5% or more of the Voting Shares, or any Person who is an Affiliate of the Corporation and at any time within five years preceding the determination of such status by the Whole Board of Directors was the Beneficial Owner of 5% or more of the Corporation's then outstanding Voting Shares; provided, however, that "Related Person" shall not include (i) any Person who is the Beneficial Owner of more than 5% of the Corporation's Voting Shares on February 28, 2003,
(ii) any plan or trust established for the benefit of the Corporation's employees generally or (iii) any Subsidiary of the Corporation that holds Voting Shares in a fiduciary capacity, whether or not it has the authority to vote or dispose of such securities.

     7.01.9 The term "Substantial Part" as used with reference to the assets of the Corporation, of any Subsidiary or of any Related Person means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation's most recent quarter ending prior to the time the determination is being made.

     7.01.10 "Subsidiary" shall mean any corporation or other entity of which the Person in question owns not less than 50% of any class of equity securities, directly or indirectly, and "Significant Subsidiary" shall mean a Subsidiary that also meets the tests for a "significant subsidiary" under Securities and Exchange Commission Regulation S-X, Rule 1-02(w).

     7.01.11 "Voting Shares" means all Shares of the Corporation entitled to vote generally in the election of Corporation directors.

     7.01.12 "Whole Board of Directors" means the total number of directors that the Corporation would have if there were no vacancies.

     7.01.13 Certain Determinations With Respect to Article VII. A majority of the Whole Board of Directors shall have the power to determine for the purposes of this Article VII, on the basis of information known to them: (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, (iv) whether the assets subject to any Business Combination constitute a "Substantial Part" as hereinabove defined, (v) whether two or more transactions constitute a "series of related transactions" as hereinabove defined, and (vi) such other matters with respect to which a determination is required under this Article VII.

     7.01.14 Fiduciary Obligations. Nothing contained in this Article VII shall be construed to relieve any Related Person from any fiduciary or other obligation imposed by law.

     7.02 Approval of Business Combinations.

     7.02.1 Maximum Votes Required. Whether or not a vote of the shareholders is otherwise required in connection with the transaction, neither the Corporation nor any of its Subsidiaries shall complete any Business Combination without the prior affirmative vote at a meeting of the Corporation's shareholders as to all shares owned:

          (1) By the holders of not less than a two-thirds (66 2/3%) of the Corporation's outstanding Voting Shares, voting separately as classes, and

          (2) By an Independent Majority of Shareholders.

     The affirmative vote required by this Section is in addition to the vote of the holders of any class or series of Corporation Shares otherwise required by law, these Articles of Incorporation, including, without limitation, any resolution which has been adopted by the Board of Directors providing for the issuance of a class or series of Shares. Such favorable votes shall be in addition to any shareholder vote which would be required without reference to this Section 6.02.1 and shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or elsewhere in this Certificate of Incorporation, the Corporation's Bylaws or otherwise.

     7.02.2 Minimum Vote Required. The provisions of Section 7.02.1 shall not apply to a particular Business Combination, and such Business Combination shall require only the affirmative vote of a majority of the Corporation's outstanding Voting Shares, if such Business Combination is: (i) approved and recommended to the shareholders by the affirmative vote of two-thirds (66 2/3%) of the Whole Board of Directors of the Corporation, and (ii) a majority of the Continuing Directors.

     7.03 Evaluation of Business Combinations, etc. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders when evaluating an actual or proposed Business Combination, a tender or exchange offer, a solicitation of options or offers to purchase or sell Corporation Shares by another Person, or a solicitation of proxies to vote Corporation Shares by another Person, the Corporation's Board of Directors, in addition to considering the adequacy and form of the consideration to be paid in connection with any such transaction, shall consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction or proposal on the Corporation and its Subsidiaries, its and their employees, depositors, loan and other customers, creditors and the communities in which the Corporation and its Subsidiaries operate or are located; (ii) the business and financial condition, and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the Corporation and its Subsidiaries and the other elements of the communities in which the Corporation and its Subsidiaries operate or are located; (iii) the competence, experience, and integrity of the Person and their management proposing or making such actions; (iv) the prospects for a successful conclusion of the Business Combination; and (v) the Corporation's prospects as an independent entity. This Section 7.03 shall not be deemed to provide any constituency the right to be considered by the Board of Directors in connection with any transaction or matter.


                                  ARTICLE VIII
                               SPECIAL PROVISIONS

     In furtherance and not in limitation of the powers conferred by law, the following provisions for regulation of the Corporation, its directors and shareholders are hereby established:

     8.01 Bylaws. The Corporation's Board of Directors is authorized and empowered, upon the affirmative vote of two-thirds (66 2/3%) of the Whole Board of Directors and a majority of the Continuing Directors, to amend, alter, change or repeal any and all of the Corporation's Bylaws and to adopt new Bylaws, including, without limitation, establishing the exact number of directors to be fixed by resolution adopted by the Board of Directors from time to time consistent with Section 6.01 of these Articles of Incorporation. The shareholders may also amend the Bylaws by the affirmative vote of 66 2/3% of all Voting Shares entitled to vote on such amendment and by the affirmative vote of an Independent Majority of Shareholders.

     8.02 Shareholder Action by Consent. No action may be taken by written consent except as may be provided in the designation of the preferences, limitations and relative rights of any series of the Corporation's Preferred Stock. Any action required or permitted to be taken by the holders of Corporation Common Stock must be effected at a duly called annual or special meeting of such holders, and may not be effected by any consent in writing by such holders.

     8.03 Shareholder Requests for Special Meetings. The Corporation will hold a special meeting of shareholders on a proposed issue or issues at the request of shareholders only upon the receipt from the holders of half (50%) of all the votes entitled to be cast on the proposed issue or issues of signed, dated written demands for the meeting describing the purpose for which it is to be held.


                                   ARTICLE IX
                              SHAREHOLDER PROPOSALS

     9.01  Proposals.  In  addition to the right of the  Corporation's  Board of
Directors to submit proposals for a shareholder vote, proposals for a shareholder vote may be made in connection with any annual meeting of Corporation shareholders by any holder of voting shares ("Proponent") entitled to vote generally in the election of directors if that shareholder complies with all of the provisions of this Section 9.01.

          (1) Advance notice of such proposal shall be received by the Secretary of the Corporation (a) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more that 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (b) with respect to a special meeting, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

          (2) Each notice under Section 9.01(1) shall set forth (i) the names and business addresses of the Proponent and all persons acting in concert with the Proponent, (ii) the name and address of the Proponent and persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of Voting Shares of the Corporation that are beneficially owned by the Proponent and the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal.

          (3) The proposal made by a shareholder may only be made in a meeting of the shareholders of the Corporation at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has therefore complied with the notice provisions of Sections 9.01(1) and (2), and is subject further to compliance with all applicable laws, including, without limitation, federal and state securities laws.

          (4) The Chairman of the shareholders' meeting may, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded.

                                    ARTICLE X
                     AMENDMENT OF ARTICLES OF INCORPORATION

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute or these Articles, and all rights conferred upon shareholders herein are granted subject to this reservation. These Articles of Incorporation may be amended as provided by law; provided, however, that the affirmative vote of the holders of two-thirds (66 2/3%) of all of the Voting Shares outstanding and entitled to vote, voting as classes, if applicable, and an Independent Majority of Shareholders shall be required to approve any change of Articles VI, VII, IX and X of these Articles of Incorporation.

                    SEACOAST BANKING CORPORATION OF FLORIDA
           PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                              THURSDAY, MAY 1, 2003

The undersigned hereby appoints William R. Hahl and John R. Turgeon, or either of them, each with full power of substitution, as Proxies, to vote all shares of the Common Stock of Seacoast Banking Corporation of Florida ("Seacoast") which the undersigned may be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Port St. Lucie Community Center, 2195 S.E. Airoso Boulevard, Port St. Lucie, Florida, on Thursday, May 1, 2003, at 3:00 P.M., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), as directed below, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated March 18, 2003, the receipt of which is acknowledged.

When this proxy is properly executed, all shares of both classes of stock will be voted in the manner directed herein by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR all proposals.

                                        FOR all nominees      WITHHOLD AUTHORITY
1.  Election of Directors               for director listed   (to vote all
                                        (except as marked to   nominees listed)
                                        the contrary below)

   Class I     Jeffrey C. Bruner
               Christoper E. Fogal            |_|                   |_|
               Dale M. Hudson
               John R. Santarsiero, Jr.

   Class III   Stephen E. Bohner
               T. Michael Crook

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

--------------------------------------------------------------------------------

2. Amendments to Articles of Incorporation
   Revising Provisions for Supermajority
   Approvals for Business Combinations.           FOR      AGAINST     ABSTAIN

   To approve amendments to Seacoast's
   Articles revising the provisions relating      |_|        |_|         |_|
   to supermajority approvals for certain
   business combinations.

3. Adjournment of the Annual Meeting              FOR      AGAINST      ABSTAIN

   To grant the Proxies discretionary authority
   to vote to adjourn the Annual Meeting for up
   to 120 days to allow for the solicitation of   |_|        |_|         |_|
   additional proxies in the event that there are insufficient shares voted at the Annual
   Meeting to approve Proposal 2.

4. In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.


SIGNATURE(S)_________________DATE_____________   THIS  PROXY IS SOLICITED BY THE
                                                 BOARD OF  DIRECTORS OF SEACOAST
                                                 BANKING CORPORATION OF FLORIDA,
SIGNATURE(S)_________________DATE_____________   AND MAY BE REVOKED PRIOR TO ITS
                                                 EXERCISE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.